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EXHIBIT 6


                             JOINT FILING AGREEMENT


               We, the signatories of the statement to which this Joint Filing Agreement is attached, hereby agree that such statement is filed, and any amendments thereto filed by either or both of us will be filed, on behalf of each of us.

               Dated: May 17, 2001.



                         TCG HOLDINGS, L.L.C.

                         By:    /s/ John Harris
                                -----------------------
                         Name:  John Harris
                         Title: Managing Director


                         TC GROUP, L.L.C.

                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ John Harris
                                -----------------------
                         Name:  John Harris
                         Title: Managing Director


                         TCG VENTURES, L.L.C.

                         By:    TC Group, L.L.C., its Sole Member
                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ John Harris
                                ------------------------
                         Name:  John Harris
                         Title: Managing Director


                           CARLYLE U.S. VENTURE PARTNERS, L.P.

                         By:    TCG Ventures, L.L.C., its General Partner
                         By:    TC Group, L.L.C., its Sole Member
                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ John Harris
                                -----------------------
                         Name:  John Harris
                         Title: Managing Director



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                         CARLYLE VENTURE COINVESTMENT, L.L.C.
                         By:    TCG Ventures, L.L.C., its Managing Member
                         By:    TC Group, L.L.C., its Sole Member
                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ John Harris
                                -----------------------
                         Name:  John Harris
                         Title: Managing Director

                         TCG VENTURES, LTD.

                         By:    TCG Ventures, L.L.C., its Sole Shareholder
                         By:    TC Group, L.L.C., its Sole Member
                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ John Harris
                                ------------------------
                         Name:  John Harris
                         Title: Managing Director



                         CARLYLE VENTURE PARTNERS, L.P.

                         By:    TCG Ventures, Ltd., its General Partner
                         By:    TCG Ventures, L.L.C., its Sole Shareholder
                         By:    TC Group, L.L.C., its Sole Member
                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ John Harris
                                -----------------------
                         Name:  John Harris
                         Title: Managing Director


                           C/S VENTURE INVESTORS, L.P.

                         By:    TCG Ventures, Ltd., its Managing General Partner
                         By:    TCG Ventures, L.L.C., its Sole Shareholder
                         By:    TC Group, L.L.C., its Sole Member
                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ John Harris
                                -----------------------
                         Name:  John Harris
                         Title: Managing Director